Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES THIRD QUARTER
AND YEAR TO DATE RESULTS FOR FISCAL YEAR 2013

Brighton, Massachusetts, July 26, 2013.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), announced third quarter and year to date earnings for the fiscal year ending September 30, 2013.  For the quarter ended June 30, 2013, the Company reported net income of $598,000 or $0.10 per share, basic and diluted, as compared to net income of $567,000 or $0.09 per share, basic and diluted, for the same period last year and net income of $545,000, or $0.09 per share, basic and diluted, for the quarter ended March 31, 2013.  For the nine months ended June 30, 2013, the Company reported net income of $1.8 million or $0.30 per share, basic and diluted, as compared to net income of $2.0 million or $0.31 per share, basic and diluted, for the same period last year.

For both the quarters ended June 30, 2013 and 2012, net interest and dividend income totaled $4.2 million.  Low market interest rates have continued to pressure net interest income as recently originated loans reflect current market conditions.  Of note during the June 2013 quarter, a non-accruing commercial real estate loan, previously categorized as impaired and classified as substandard paid off.  As a result, the Bank recognized $79,000 in interest and fees on loans and a total of $46,000 in other income and recovered expenses.  Non-interest income totaled $472,000 for the quarter ended June 30, 2013, as compared to $443,000 for the quarter ended June 30, 2012.  Non-interest expense totaled $3.6 million for the quarter ended June 30, 2013 as well as the quarter ended June 30, 2012.

For the nine month periods ended June 30, 2013 and 2012, net interest and dividend income totaled $12.5 million and $12.7 million, respectively.   Low market interest rates have continued to pressure net interest income as recently originated loans reflect current market conditions.  Non-interest income totaled $1.5 million for the nine months ended June 30, 2013, as compared to $1.3 million for the nine months ended June 30, 2012.  Non-interest expense totaled $10.6 million for the nine months ended June 30, 2013, as compared to $10.5 million for the nine months ended June 30, 2012, reflecting higher salaries and employee benefits offset mainly by a decrease in advertising expense and other expense.

On a linked quarter basis, net interest and dividend income for the Company’s 2013 third fiscal quarter increased $103,000, or 2.5%, to $4.2 million from $4.1 million for the second fiscal quarter ended March 31, 2013, reflecting the payoff of the loan noted above as well as continued efforts to maintain the net interest margin.  Non-interest income for the third quarter of fiscal 2013 decreased to $472,000 from $488,000 for the second fiscal quarter ended March 31, 2013.  Non-interest expense remained stable at $3.6 million for both the third fiscal quarter ended June 30, 2013 and the second fiscal quarter ended March 31, 2013.

Total assets increased $3.7 million, or 0.6%, to $574.5 million at June 30, 2013 from $570.8 million at September 30, 2012.  Loans, net increased $2.3 million, or 0.5%, as residential real estate, construction and commercial loans all increased while commercial real estate and consumer loans declined.  Cash and cash equivalents increased $7.1 million to $43.3 million at June 30, 2013 from $36.2 million at September 30, 2012.  Securities available-for-sale and held-to-maturity decreased $5.3 million, or 11.2%, to $42.3 million at June 30, 2013 from $47.6 million at September 30, 2012.  Borrowings remained at $33.0 million for both the June 30, 2013 and September 30, 2012 periods.

Deposits increased $6.9 million to $423.6 million at June 30, 2013 from $416.7 million at September 30, 2012.  Savings accounts increased $5.5 million, demand deposits increased $5.3 million, and NOW accounts increased $1.5 million, while term certificates decreased $3.6 million and money market accounts decreased $1.8 million. At June 30, 2013, total stockholders’ equity was $107.0 million, a decrease of $3.5 million from $110.5 million at September 30, 2012.  The decrease in stockholders’ equity during the nine-month period was primarily due to dividends paid of $2.1 million and the repurchase and retirement of 253,900 shares, or $4.5 million, of the Company’s common stock pursuant to our stock repurchase plan, offset by net income of $1.8 million, stock based compensation expense of $1.0 million and common stock released and committed to be released by the ESOP of $380,000.

During the quarter ended June 30, 2013, the Company paid a quarterly cash dividend of $0.04 per common share.  The dividends paid totaled $244,000 during the quarter.  The Company did not pay any dividends during the quarter ended June 30, 2012.

Non-performing assets totaled $1.9 million, or 0.3% of total assets, at June 30, 2013, compared to $3.4 million, or 0.6% of total assets, at September 30, 2012 and $2.0 million, or 0.4% of total assets, at March 31, 2013.  Classified assets decreased to $3.5 million at June 30, 2013, as compared to $9.6 million at September 30, 2012 and $4.1 million at March 31, 2013.  The Company did not provide a   contribution to the allowance for loan losses during the quarter ended June 30, 2013 reflecting little change in net loans and improvements in loan delinquencies, non-performing assets and classified assets.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2013	2012
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$3,766	$6,713
Interest-bearing demand deposits with other banks	37,335	27,378
Federal funds sold	131	48
Federal Home Loan Bank - overnight deposit	2,102	2,102
Total cash and cash equivalents	43,334	36,241
Securities available-for-sale	14,424	21,653
Securities held-to-maturity (fair values of $27,643 and $26,746)	27,825	25,921
Federal Home Loan Bank stock (at cost)	3,775	4,014
Loans	457,324	454,925
Allowance for loan losses	(4,025)	(3,891)
Loans, net	453,299	451,034
Premises and equipment, net	3,434	3,577
Cash surrender value of life insurance policies	19,850	19,364
Accrued interest receivable	1,453	1,589
Deferred income tax asset, net	5,406	5,116
Other assets	1,731	2,318
Total assets	$574,531	$570,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$54,471	$49,165
Interest-bearing	369,156	367,583
Total deposits	423,627	416,748
Short-term borrowings	6,000	8,000
Long-term debt	27,000	25,000
Accrued expenses and other liabilities	10,937	10,541
Total liabilities	467,564	460,289

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,473,004 and 6,726,904 shares issued and outstanding at June 30, 2013 and September 30, 2012, respectively	65	67
Additional paid-in capital	59,915	63,909
Retained earnings	54,881	55,153
Accumulated other comprehensive (loss) income	(58)	113
Unearned restricted shares; 201,885 and 244,140 shares at June 30, 2013 and September 30, 2012, respectively	(3,123)	(3,777)
Unearned compensation - ESOP	(4,713)	(4,927)
Total stockholders’ equity	106,967	110,538
Total liabilities and stockholders’ equity	$574,531	$570,827

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,644	$4,793	$14,116	$14,466
Interest on debt securities:
Taxable	147	210	417	723
Other interest	26	18	70	59
Dividends on equity securities	3	5	12	14
Total interest and dividend income	4,820	5,026	14,615	15,262

Interest expense:
Interest on deposits	501	673	1,668	2,128
Interest on Federal Home Loan Bank advances	152	147	452	409
Total interest expense	653	820	2,120	2,537
Net interest and dividend income	4,167	4,206	12,495	12,725
Provision for loan losses	—	125	200	375
Net interest and dividend income, after provision for loan losses	4,167	4,081	12,295	12,350

Non-interest income:
Customer service fees	213	213	616	628
Loan servicing fees	16	20	30	7
Net gain on sales of mortgage loans	42	42	189	49
Increase in cash surrender value of life insurance	143	161	486	490
Other income	58	7	131	97
Total non-interest income	472	443	1,452	1,271

Non-interest expense:
Salaries and employee benefits	2,444	2,440	7,173	7,047
Occupancy expense	241	222	719	682
Equipment expense	87	109	294	333
Professional fees	104	131	398	355
Advertising expense	142	140	379	448
Data processing expense	218	200	637	600
Deposit insurance expense	81	66	211	176
Other expense	254	284	768	810
Total non-interest expense	3,571	3,592	10,579	10,451
Income before income taxes	1,068	932	3,168	3,170
Provision for income taxes	470	365	1,344	1,190
Net income	$598	$567	$1,824	$1,980

Weighted-average shares outstanding:
Basic	5,869,813	6,114,060	5,913,414	6,239,816
Diluted	5,905,052	6,144,309	5,950,470	6,251,384

Earnings per common share:
Basic	$0.10	$0.09	$0.30	$0.31
Diluted	$0.10	$0.09	$0.30	$0.31

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	June 30,	March 31,
	2013	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,644	$4,619
Interest on debt securities:
Taxable	147	120
Other interest	26	26
Dividends on equity securities	3	4
Total interest and dividend income	4,820	4,769

Interest expense:
Interest on deposits	501	555
Interest on Federal Home Loan Bank advances	152	150
Total interest expense	653	705
Net interest and dividend income	4,167	4,064
Provision for loan losses	—	80
Net interest and dividend income, after provision for loan losses	4,167	3,984

Non-interest income:
Customer service fees	213	193
Loan servicing fees	16	6
Net gain on sales of mortgage loans	42	46
Increase in cash surrender value of life insurance	143	181
Other income	58	62
Total non-interest income	472	488

Non-interest expense:
Salaries and employee benefits	2,444	2,403
Occupancy expense	241	249
Equipment expense	87	101
Professional fees	104	177
Advertising expense	142	108
Data processing expense	218	211
Deposit insurance expense	81	61
Other expense	254	257
Total non-interest expense	3,571	3,567
Income before income taxes	1,068	905
Provision for income taxes	470	360
Net income	$598	$545

Weighted-average shares outstanding:
Basic	5,869,813	5,894,114
Diluted	5,905,052	5,914,177

Earnings per common share:
Basic	$0.10	$0.09
Diluted	$0.10	$0.09

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended June 30,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$450,486		$4,644	4.12%	$424,263		$4,793	4.52%
Taxable securities (3)	39,533		147	1.49	57,234		210	1.47
Other interest-earning assets	44,511		26	0.23	25,552		18	0.28
FHLB stock	3,775		3	0.32	4,014		5	0.50
Total interest-earning assets	538,305		4,820	3.58	511,063		5,026	3.93
Non-interest-earning assets	35,920				47,065
Total assets	$574,225				$558,128

Interest-bearing liabilities:
Deposits:
Savings	$54,572		17	0.12	$49,299		23	0.19
Money market accounts	152,231		173	0.45	154,959		266	0.69
NOW accounts	39,035		6	0.06	37,441		11	0.12
Term certificates	125,434		305	0.97	128,314		373	1.16
Total deposits	371,272		501	0.54	370,013		673	0.73
FHLB advances	33,000		152	1.84	24,000		147	2.45
Total interest-bearing liabilities	404,272		653	0.65	394,013		820	0.83
Demand deposits	52,647				42,577
Other non-interest-bearing liabilities	9,089				8,766
Total non-interest-bearing liabilities	61,736				51,343
Total liabilities	466,008				445,356
Stockholders’ equity	108,217				112,772
Total liabilities and stockholders’ equity	$574,225				$558,128

Net interest income			$4,167				$4,206
Net interest rate spread (4)				2.93%				3.10%
Net interest-earning assets (5)	$134,033				$117,050
Net interest margin (6)				3.10%				3.29%
Ratio of interest-earning assets to total interest-bearing liabilities	1.33	x			1.30	x

(1) Yields are annualized.

(2) Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3) Average balances are presented at average amortized cost.

(4) Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6) Net interest margin represents net interest income divided by average total interest-earning assets.

	Nine Months Ended June 30,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$450,874		$14,116	4.17%	$415,807		$14,466	4.64%
Taxable securities (3)	39,077		417	1.42	58,586		723	1.65
Other interest-earning assets	44,168		70	0.21	28,738		59	0.27
FHLB stock	3,916		12	0.41	4,202		14	0.44
Total interest-earning assets	538,035		14,615	3.62	507,333		15,262	4.01
Non-interest-earning assets	35,963				46,360
Total assets	$573,998				$553,693

Interest-bearing liabilities:
Deposits:
Savings	$52,964		56	0.14	$48,359		72	0.20
Money market accounts	153,624		609	0.53	154,023		830	0.72
NOW accounts	37,932		18	0.06	36,481		33	0.12
Term certificates	127,429		985	1.03	131,045		1,193	1.21
Total deposits	371,949		1,668	0.60	369,908		2,128	0.77
FHLB advances	32,788		452	1.84	20,613		409	2.65
Total interest-bearing liabilities	404,737		2,120	0.70	390,521		2,537	0.87
Demand deposits	51,081				40,481
Other non-interest-bearing liabilities	9,274				8,670
Total non-interest-bearing liabilities	60,355				49,151
Total liabilities	465,092				439,672
Stockholders’ equity	108,906				114,021
Total liabilities and stockholders’ equity	$573,998				$553,693

Net interest income			$12,495				$12,725
Net interest rate spread (4)				2.92%				3.14%
Net interest-earning assets (5)	$133,298				$116,812
Net interest margin (6)				3.10%				3.34%
Ratio of interest-earning assets to total interest-bearing liabilities	1.33	x			1.30	x

(1)   Yields are annualized.

(2)   Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)   Average balances are presented at average amortized cost.

(4)   Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)   Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)   Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	June 30, 2013				March 31, 2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$450,486		$4,644	4.12%	$449,549		$4,619	4.11%
Taxable securities (3)	39,533		147	1.49	35,566		120	1.35
Other interest-earning assets	44,511		26	0.23	50,678		26	0.21
FHLB stock	3,775		3	0.32	3,958		4	0.40
Total interest-earning assets	538,305		4,820	3.58	539,751		4,769	3.53
Non-interest-earning assets	35,920				36,427
Total assets	$574,225				$576,178

Interest-bearing liabilities:
Deposits:
Savings	$54,572		17	0.12	$53,538		20	0.15
Money market accounts	152,231		173	0.45	155,630		200	0.51
NOW accounts	39,035		6	0.06	37,683		6	0.06
Term certificates	125,434		305	0.97	129,105		329	1.02
Total deposits	371,272		501	0.54	375,956		555	0.59
FHLB advances	33,000		152	1.84	32,911		150	1.82
Total interest-bearing liabilities	404,272		653	0.65	408,867		705	0.69
Demand deposits	52,647				49,945
Other non-interest-bearing liabilities	9,089				9,088
Total non-interest-bearing liabilities	61,736				59,033
Total liabilities	466,008				467,900
Stockholders’ equity	108,217				108,278
Total liabilities and stockholders’ equity	$574,225				$576,178

Net interest income			$4,167				$4,064
Net interest rate spread (4)				2.93%				2.84%
Net interest-earning assets (5)	$134,033				$130,884
Net interest margin (6)				3.10%				3.01%
Ratio of interest-earning assets to total interest-bearing liabilities	1.33	x			1.32	x

(1)   Yields are annualized.

(2)   Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)   Average balances are presented at average amortized cost.

(4)   Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)   Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)   Net interest margin represents net interest income divided by average total interest-earning assets.